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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                   ----------

                               INTELLI-CHECK, INC.
             (Exact Name of Registrant as Specified in its Charter)

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         Delaware                                        11-3234779
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                             246 Crossways Park West
                             Woodbury, New York 11797
                    (Address of Principal Executive Offices)

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Securities to be registered pursuant to Section 12(b) of the Act:

         None

Securities to be registered pursuant to Section 12(g) of the Act:



Title of each class                       Name of each exchange on which
to be so purchased                        each class is being registered
----------------------                    ------------------------------
Series A 8%                               American Stock Exchange
Convertible Preferred
Stock

Warrants                                  American Stock Exchange



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Item 1. Description of Securities to be Registered

     Incorporated by reference to Amendment No. 1 to Form S-3 filed on May 27, 2003 (File No. 333-104598).




                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunder duly authorized.

                                  INTELLI-CHECK, INC.


                                  By: /S/ Frank Mandelbaum
                                      ------------------------------------------
                                          Frank Mandelbaum
                                          Chairman and Chief Executive Officer

Dated: May 28, 2003

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